TFLIC FREEDOM PREMIERSM VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Supplement dated November 19, 2009

to the

Prospectus dated May 1, 2004

MERGER:

At the close of business November 20, 2009 (“merger date”), the Transamerica Capital Guardian Value VP merged into the Transamerica BlackRock Large Cap Value VP with the Transamerica BlackRock Large Cap Value VP being the surviving fund.

If you do not wish to remain allocated to the Transamerica BlackRock Large Cap Value VP, please note that you may transfer your policy value allocated in this subaccount to any of the subaccounts investing in the funds listed in your Prospectus provided your updated investment allocation does not violate any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing).

You will not be charged for the transfer we made to the Transamerica BlackRock Large Cap Value VP. In addition, if you reallocate your policy value to another subaccount from the Transamerica BlackRock Large Cap Value VP, you will not be charged for the transfer from that subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

UPDATES:

Please note:

The fax number for TFLIC has changed to 866-671-9215.

The following hereby amends the corresponding paragraph in the Telephone and Fax Transactions, Section 4. Investment Choices, in the prospectus.

Telephone, Internet and Fax Transactions

You may make transfers, change the allocation of additional premium payments and request partial surrenders by telephone. Telephonic partial surrenders are not allowed in the following situations:

•	For qualified contracts (except traditional IRA, Roth IRA, SEP, SIMPLE);

•	If the amount you want to withdraw is $50,000 and over; or

•	If the address of record has been changed within the past 15 days.

Telephone, fax and internet orders must be received at our administrative office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office after the close of the New York Stock Exchange will receive the price computed at the end of the next business day.

The following hereby amends the corresponding paragraphs in the Partial Withdrawals and Complete Surrenders, Section 7, Access To Your Money, in the prospectus.

We must receive at our Administrative and Service Office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial withdrawals as long as the withdrawal proceeds are being sent to the address of record. The maximum withdrawal amount you may request by telephone is under $50,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

TFLIC Freedom PremierSM Variable Annuity dated May 1, 2004

Signature Guarantees

As a protection against fraud, we require that the following transaction requests include a Medallion signature guarantee:

•	All requests for disbursements (i.e. partial withdrawals and surrenders) $50,000 and over;

•	Any non-electronic disbursement requests made on or within 15 days of a change to the address of record for a contract owner’s account; and

•

Any disbursement request when TFLIC has been directed to send proceeds to a different address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement request made in connection with exchanges of one annuity contract for another with the same owner in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or a Qualified Direct Rollover to another insurance company.

An investor can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	National and state banks;

•	Savings banks and savings and loan associations;

•	Securities brokers and dealers; and

•	Credit unions

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

The following is hereby added the Section 10, Other Information, in the prospectus.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Contract until we have received them in good order at our Administrative and Services Office. “Good order” means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Contract Owners (exactly as registered on the Policy), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt (by us) of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.